Semiannual Report
September 30, 1998

[AFBA LOGO]
"In honor of General Eisenhower, our founder."

AFBA
FIVE STAR
FUND^sm

100% pure no-load
mutual funds


MESSAGE
To Our Shareholders

The six months ended September 30, 1998 has been a challenging time for mutual fund shareholders. Various stock indices have declined significantly, and market volatility has perplexed even professional investors.

As pointed out in the Portfolio Management Review section following this letter, such market conditions can be an opportunity to establish a foundation for significant future gain. Please read this section carefully, as it contains information concerning Fund performance, economic and market trends, and other items of interest to investors.

Investment Results - Total Return
AFBA Five Star Fund

                                  Since                           Since
		One Month	Inception	One Year	Inception
                Ended             6/3/97        Ended             6/3/97
                10/31/98        to 10/31/98     9/30/98         to 9/30/98
Balanced         4.38%             6.38%         -7.59%           1.44%
Equity           5.05%             5.26%        -11.63%           0.15%
High Yield      -0.52%             0.64%        -3.55%            0.88%
USA Global       5.35%             3.01%        -9.20%           -1.68%

Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

The AFBA Five Star Equity Fund is now listed in The Wall Street Journal.

We appreciate the opportunity to serve all of our investors, both old and new, and will be happy to answer your questions and comments, or to provide additional information about your investments.

Sincerely,

/s/C.C. Blanton
C.C. Blanton
Chairman


Portfolio Management Review

Rarely have we seen investor attitudes change more rapidly than in the past several months. In this short period sentiment toward the U.S. economy and stock market has gone from a state of near nirvana to one of fear and panic. The Asian flu, which at the time of our March annual report appeared to be contained, has since spread like a firestorm hitting Russia, Latin America and now the United States and Europe. With a growing proportion of the world's major continents now in or heading into recession the U.S. and European stock markets are beginning to anticipate the same. We have little doubt that the U.S. economy will slow down in coming quarters. We could even see a mild recession in early 1999. However, the stock market routinely discounts events some six months into the future. Therefore, this bear market should be closer to the end for most stocks, particularly those of both smaller and beaten-down cyclical companies. While the market could remain range-bound at these lower levels for some time, we would view any significant decline from here as a major, long-term buying opportunity.

Our advice to shareholders is don't panic. We believe new purchases should be dollar-cost averaged* during this downturn. If you analyze the history of the stock market, statistics show that purchases made during downturns are generally viewed favorably 2-3 years later. Since the Great Depression, according to Stocks, Bonds & Inflation by Ibbotson & Associates, there have been 16 separate years in which large company stocks ended with a negative return. This works out to a negative return about once every 4 years. However, in the two years following a negative year the returns have historically been very good, averaging roughly 18% annually. The message is very simple, but often emotionally difficult - you want to put new money to work when times are tough and uncertainty is high.

While the past does not dictate the future, we believe the fundamental backdrop for the U.S. stock market is only temporarily derailed and stocks could be poised for a powerful recovery by the year 2000. To gain the proper perspective for this forecast we believe it is necessary to understand what is presently going on around the globe. It is particularly important to understand the circumstances and prospects for recovery in those emerging countries whose economies, currencies and financial markets have collapsed to only a fraction of their former levels.

Let's start with East Asia. Up until mid 1997 no other region of the world was experiencing more rapid economic growth. Taiwan, Korea, China, Singapore, Thailand, Malaysia, Indonesia and Hong Kong all contributed to the "Asian Miracle" so often referred to in the press. Having learned from the economic success of Japan and the failure of Russia, Asian leaders decided throughout the 1970s and 1980s that various forms of capitalism, not communism, were the path to growth. Asian capitalism suffered from too much corruption, but in general they established relatively free markets for goods and services. These countries still have many things going for them including: huge population bases, educated work forces, low taxation and high savings rates.

In a world where an increasingly free flow of capital was chasing the highest returns available, Asia got more than its fair share in the mid 1990s. This included a flood of loans from Japanese, American and European banks, and massive inflows from U.S. based and other foreign corporations, mutual funds, pension funds and hedge funds. Many Asian companies were so confident in the strength and stability of their own currencies that they borrowed money in U.S. dollars. The end result was too much easy money which led to rampant asset inflation and a construction boom throughout Asia, which paralleled the Japanese and U.S. real estate booms of the mid 1980s. In each of the latter cases the boom led to a bust. This is exactly what is happening throughout East Asia at the present.

Boom/bust cycles are a part of history for all countries and typically are self-correcting over time. For Asia the biggest uncertainty for recovery is the element of time. The great influx of capital to Asia led to heavy overbuilding of manufacturing capacity, office space, hotels, etc. In many cases capital was misallocated based on the close ties between politicians and corporate leaders. In other cases companies were simply driven by greed and overconfidence. As foreign investors began to sense problems in various Asian countries they began to withdraw their capital. They started by selling the stocks and debt of Thai and Malaysian companies. Speculators followed by outright selling of their currencies. This forced a de-pegging of their currencies to the U.S. dollar. Just as the free flow of capital came in, it began to flow out. Because their financial markets were relatively illiquid to begin with, the selling soon led to free-falling markets. Problems intensified when the crisis spread to Korea. The largest companies in Korea were quasi-government entities and were highly leveraged, many having borrowed money in U.S. dollars. As the Korean Won collapsed, dollar denominated debt ballooned and it quickly became evident it could not be repayed without external help.

Having been burned in East Asia, developing country lenders and investors have since pulled their money out of Russia and more recently Latin America. In the wake of this capital flight, currencies and stock markets have been decimated in the short term. In the case of Latin America, previously growing economies are now suffering because of high interest rates set in place to defend their currencies. Problems in Latin America finally proved to be too much for the resilient U.S. and European stock markets. The current declines appear to be due to an anticipation of much slower growth of the U.S. and European economies and a downturn in corporate profits. With another ratcheting down in exports going to Latin America this appears to be a reasonable reaction.

So how do we get out of this mess and why do we believe the U.S. bull market will resume by the year 2000? The bottom line; we believe one way or another Asia will outgrow and fix its problems. We also believe there remains powerful demographic forces in the U.S. that should reemerge as this crisis subsides - pushing stocks much higher as baby boomers save for retirement. In Asia there are near term problems that must be solved. These include reducing corruption and establishing improved legal, accounting and regulatory infrastructures. They must also overcome the current wave of anti-capitalism sentiment affecting certain countries. However, most of the positives that were of great benefit to these countries before they got in trouble still exist. The countries' high savings rates should gradually replace the foreign capital that left. They remain formidable exporters and entrepreneurs. Asian consumers who tasted the improved lifestyle of the middle and upper class before the crisis will not soon forget it and will likely strive to get it back. Excess capacity should be absorbed over time through increased demand, partnerships and shutdowns. As unlikely as it seems today, particularly given the sad state of the Japanese banking system, foreign lenders and investors will again return to Asia to finance companies with bright futures. The process will take time, probably years, but if you believe free markets contain self-correcting mechanisms for boom/bust cycles (we do!) then the outlook for world economic growth will eventually brighten. A useful time in history to remember is 1973-74 - the worst U.S. stock market downturn since the Depression. The Dow was at 600, but at the time people could not see an upturn on the horizon. Over the next 25 years, however, the market proceeded to go up fifteen fold.

On a near-term basis the U.S. stock market may enjoy a bounce if the Federal Reserve further cuts short-term interest rates. Lower short rates will be positive from the standpoint that they will benefit banks. In past months banks and bond investors have been charging much higher rates on loans to corporations and generally making credit less available due to the higher volatility and uncertainty in the financial markets. Banks have also felt a need to charge higher rates due to the flat yield curve. Margins have been squeezed because short-term deposit rates have not fallen in tandem with long-term government rates. If the Fed lowers short rates bank profit margins could improve and perhaps ease the current rationing of credit. However, it is our opinion that the U.S. market will not resume its previous uptrend just based on a Fed easing. The market will likely remain volatile and range- bound until it becomes more evident that international economies have clearly bottomed.

The last subject we want to address is the high yield bond market. Recently this market has been negatively affected by the turmoil in the financial markets. As mentioned earlier the risk premium charged by banks and bond investors has risen sharply, which has increased corporate bond yields and negatively affected bond prices. The impact has been severe enough that the average high yield fund now has a negative return for the year (prices have fallen more than the income generated). We view this downturn as a great long-term opportunity for income oriented investors. The high yield bond market is much less liquid than the stock market or government bond market and will occasionally experience huge price swings that are not commensurate with underlying fundamentals. Certainly the profitability of high yield issuers will be negatively impacted if we have even a mild recession, thus it is necessary that we scrutinize our purchases very closely. However, we believe our research efforts and experience will pay off over the next several years as we lock in very attractive yields for the funds.

The following is a snapshot and comment on how each of the Afba Funds have performed over the past three and twelve months and since inception.

Afba Five Star Balanced Fund

Afba Five Star Balanced Fund generated total returns (price change and reinvested distributions) of -11.86% and -7.59% for the three months and year ended September 30, 1998. Since inception (June 3, 1997) the Fund has produced an average annualized return of 1.44%. The Lipper Balanced Fund Index registered returns of -5.79%, 4.82% and 11.23%, for the respective periods.

 Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

                    Investment Results - Total Return
                        THREE MONTHS              ONE              SINCE
                           ENDED                 YEAR            INCEPTION
                          9/30/98               9/30/98          6/3/97
AFBA FIVE STAR
        BALANCED FUND      -11.86%               -7.59%              1.44%
Lipper Balanced
        Fund Index          -5.79%                4.82%             11.23%

AFBA Five Star Equity Fund

AFBA Five Star Equity Fund generated total returns (price change and reinvested distributions) of -16.37% and -11.63% for the three months and year ended September 30, 1998. Since inception (June 3, 1997) the Fund has produced an average annualized return of 0.15%. The Lipper Capital Appreciation Fund Index registered returns of -14.35%,
-4.10% and 8.85%, for the respective periods.

                    Investment Results - Total Return
                        THREE MONTHS              ONE               SINCE
                           ENDED                 YEAR             INCEPTION
                          9/30/98              9/30/98              6/3/97
AFBA FIVE STAR
        EQUITY FUND        -16.37%             -11.63%               0.15%
Lipper Capital Appreciation
        Fund Index         -14.35%              -4.10%               8.85%

AFBA Five Star High Yield Fund

Afba Five Star High Yield Fund generated total returns (price change and reinvested distributions) of -6.27% and -3.55% for the three months and year ended September 30, 1998. Since inception (June 3, 1997) the Fund has produced an average annualized return of 0.88%. The Lipper High Yield Bond Fund Index registered returns of -7.55%, -1.65% and 3.85%, for the respective periods.

                    Investment Results - Total Return
                        THREE MONTHS              ONE               SINCE
                           ENDED                 YEAR             INCEPTION
                          9/30/98              9/30/98              6/3/97

AFBA FIVE STAR
        HIGH YIELD FUND    -6.27%               -3.55%               0.88%
Lipper High Yield Bond
        Fund Index         -7.55%               -1.65%               3.85%

Afba Five Star USA Global Fund

Afba Five Star USA Global Fund generated total returns (price change and reinvested distributions) of -10.25% and
-9.20% for the three months and year ended September 30, 1998. Since inception (June 3, 1997) the Fund has produced an annualized return of - 1.68%. The Lipper Capital Appreciation Fund Index registered returns of -14.35%, -4.10% and 8.85%, for the respective periods.

                    Investment Results - Total Return
                        THREE MONTHS              ONE               SINCE
                           ENDED                 YEAR             INCEPTION
                          9/30/98              9/30/98              6/3/97

AFBA FIVE STAR
        USA GLOBAL FUND   -10.25%              -9.20%               -1.68%
Lipper Capital Appreciation
        Fund Index        -14.35%              -4.10%                8.85%

All of us on the KCM team appreciate your support of the Afba Five Star Fund and we will continue our drive to make ownership of the Fund a rewarding experience over the long term. When you discuss investments with your friends, family and business associates we hope you will mention the Afba Five Star Fund. We look forward to tracking each Fund's progress for you in future letters.

Sincerely,
/s/John C. Kornitzer	/s/Kent W. Gasaway
John C. Kornitzer	Kent W. Gasaway
President               Sr. Vice President

/s/Tom W. Laming
Tom W. Laming
Sr. Vice President


*This strategy does not assure a profit and does not protect against loss in declining markets. An investor should be prepared to continue his or her program of investing at regular intervals, even during economic down-turns, in order to fully utilize a dollar cost averaging program.


AFBA FIVE STAR
Balanced Fund

STATEMENT OF NET ASSETS
September 30, 1998 (unaudited)


  SHARES                COMPANY                                 MARKET VALUE

COMMON STOCKS - 48.84%
Basic Materials - 4.32%
        6,200   Republic Group, Inc.                           $     82,537
        6,000   Steel Dynamics, Inc.                                 78,000
                                                                    160,537
Capital Goods - 2.74%
          500   Lockheed Martin Corp.                                50,406
        1,000   Raytheon Co. Cl. B                                   51,392
                                                                    101,798
Consumer Cyclical - 13.79%
        2,000   Carnival Corp.                                       63,625
        3,000   Dillard's, Inc. Cl. A                                84,938
        4,000   Elcor Corp.                                          84,500
        2,000   Ethan Allen Interiors, Inc.                          72,500
        5,000   Interface, Inc. Cl. A                                60,000
        5,000   Kmart Corp.                                          59,688
        3,000   Modine Manufacturing Co.                             87,000
                                                                    512,251

Consumer Staples - 1.59%
        2,000   PepsiCo, Inc.                                        58,875

Energy - 5.03%
       11,500   Frontier Oil Corp.                                   74,750
        2,700   McDermott International, Inc.                        72,731
        3,000   Ocean Energy, Inc.                                   39,375
                                                                    186,856
Financial - 5.68%
        1,000   Allstate Corp.                                       41,688
        1,000   CIT Group, Inc. Cl. A                                25,625
        1,000   Fleet Financial Group, Inc.                          73,437
        2,000   Kansas City Southern Industries, Inc.                70,000
                                                                    210,750

HEALTH CARE - 4.91%
        1,000   Merck & Co.                                         129,562
          500   Pfizer, Inc.                                         52,969
                                                                    182,531

Technology - 6.14%
        2,000   Alcatel Alsthom ADR                                  34,000
        3,000   Diebold, Inc.                                        66,000
        1,000   International Business Machines Corp.               128,000
                                                                    228,000

Transportation & Services - 2.42%
        4,500   Southwest Airlines Co.                               90,000

Utilities - 2.22%
        1,500   GTE Corp.                                            82,500
Total Common Stocks                                               1,814,098

Convertible Preferred Stocks - 11.53%
        1,600   Bethlehem Steel Corp., $3.50, 144A                   62,600
        1,000   Cyprus Amax Minerals Co., $4, Series A               41,250
	2,000	Freeport-McMoran Copper & Gold, Inc.,
                  dep. shrs. repstg. 0.05 pfd. cv. stepup            32,250
        4,200   ICO Holdings, Inc.,
                   dep. shrs. repstg. 1/4 pfd. cv.                   76,125
        1,500   Kmart Financing I, 7.750% tr. cv. pfd. secs.         75,000
          800   Loral Space & Communications Ltd.,
                  6% 144A, Series C                                  35,600
	4,000	Tesoro Petroleum Corp.,
                  prem. income equity secs-pies. dep. shrs.          57,000
        1,500   TXI Capital Trust I, 5.50% trust pfd. sec.           48,375
Total Convertible Preferred StockS                                  428,200

        FACE
       AMOUNT       DESCRIPTION                                 MARKET VALUE
Corporate Bonds - 11.52%
$      30,000   Argosy Gaming Co.,
                  13.25% 1st. mtg. note, due 6-1-04                  31,950
       40,000   CompUSA, Inc.,
                  9.50% gtd. sr. sub. note, due 6-15-00              39,800
      125,000   Frontier Oil Corp, 9.125% sr. note, due 2-15-06     116,875
        5,000   Giant Industries, Inc.,
                  9.75% gtd. sr. sub. note, due 11-15-03              5,025
        5,000   HS Resources, Inc.,
                  9.875% sr. sub. note, due 12-1-03                   4,900
       20,000   Kmart Corp., 8.25% note, due 1-1-22                  19,973
       50,000   Kaiser Aluminum & Chemical Corp.,
                  12.75% sr. sub. note, due 2-1-03                   49,250
        5,000   Nortek, Inc., 9.875% sr. sub. note, due 3-1-04        5,013
        5,000   Pilgrim's Pride Corp.,
                  10.875% sr. sub. note, due 8-1-03                   5,075
       75,000   Specialty Retailers, Inc.,
                  9.00% sr. sub. note, due 7-15-07                   67,125
       55,000   United Refining Co.,
                  10.75% sr. note, Series B, due 6-15-07             44,275
       50,000   Wiser Oil Co.Delaware,
                  9.50% sr. sub. note, due 5-15-07                   38,750
Total Corporate Bonds                                               428,011

Convertible Corporate Bonds - 20.75%
       15,000   Air & Water Technologies Corp.,
                  8.00% sub. deb., due 5-15-15                       11,906
       30,000   Allwaste, Inc., 7.25% sub. deb., due 6-1-14           8,700
       96,000   Argosy Gaming Co., 12.00% sub. note, due 6-1-01      95,640
      125,000   HMT Technology Corp., 5.75% sub. note, due 1-15-04   82,188
       40,000   Integrated Device Technology, Inc.,
                  5.50% sub. note, due 6-1-02                        27,200
      130,000   Intevac, Inc., 6.50% sub. note 144A, due 3-1-04      91,325
      125,000   Key Energy Group, Inc.,
                  5.00% sub. note, due 9-15-04                       77,812
      100,000   Lomak Petroleum, Inc., 6.00% sub. deb., due 2-1-07   79,000
      100,000   Micron Technology, Inc.,
                  7.00% sub. note, due 7-1-04                        92,875
       10,000   Moran Energy, Inc., 8.75% sub. deb., due 1-15-08      9,750
      100,000   National Semiconductor Corp.,
                   6.50% sub. note 144A, due 10-1-02                 88,500
       10,000   OHM Corp., 8.00% sub. deb., due 10-1-06               9,038
       10,000   Oryx Energy Co., 7.50% sub. deb., due 5-15-14         9,350
       50,000   Southern Mineral Corp., 6.875%, due 10-1-07          30,625
        5,000   Swift Energy Co., 6.25% sub. note, due 11-15-06       4,037
       50,000   VLSI Technology, Inc., 8.25% sub. note, due 10-1-05  43,375
       10,000   Weston (Roy F.), Inc., 7.00% sub. deb., due 4-15-02   9,363

Total Convertible Corporate Bonds                                   770,684

Repurchase Agreement - 8.88%
      330,000   UMB Bank, n.a., 4.85%, due 10-1-98
                  (Collateralized by U.S. Treasury Notes,
                   5.875%, due 3-31-99)                             330,000

Total Investments - 101.52%                                     $ 3,770,993
Other assets less liabilities - (1.52%)                             (56,496)

Total Net Assets - 100.00%
   (equivalent to $9.82 per share;
   10,000,000 shares of $1.00 par value
   capital shares authorized;
   378,399 shares outstanding)                                  $ 3,714,497

See accompanying Notes to Financial Statements.


AFBA Five Star
Equity Fund

STATEMENT OF NET ASSETS
September 30, 1998 (unaudited)

	SHARES	COMPANY		MARKET VALUE

Common Stocks - 78.92%
Basic Materials - 3.28%
        2,600   Republic Group, Inc.                            $    34,612
        4,600   Sigma Aldrich Corp.                                 132,825
                                                                    167,437
Capital Goods - 3.47%
        3,100   Allied Signal, Inc.                                 109,663
          800   Boeing Co.                                           27,450
          400   Lockheed Martin Corp.                                40,325
                                                                    177,438
Consumer Cyclical - 10.85%
        3,300   Brunswick Corp.                                      42,694
        6,500   CompUSA, Inc.                                       112,531
        4,000   Dillard's, Inc. Cl. A                               113,250
        3,000   Elcor Corp.                                          63,375
        2,500   Ethan Allen Interiors, Inc.                          90,625
        4,000   Interface, Inc. Cl. A                                48,000
        7,000   Kmart Corp.                                          83,562
                                                                    554,037
Consumer Staples - 8.53%
        1,200   McDonald's Corp.                                     71,625
        3,500   PepsiCo, Inc.                                       103,031
        2,300   Sara Lee Corp.                                      124,200
        5,100   Viad Corp.                                          136,744
                                                                    435,600
Energy - 9.20%
        1,100   British Petroleum PLC Sh F ADR                       95,975
        2,900   Enron Corp.                                         153,156
        2,000   Royal Dutch Petroleum Co.,
                   NY Registry Shr. Par N Gldr 1.25                  95,250
        2,500   Schlumberger Ltd.                                   125,781
                                                                    470,162
Financial -17.89%
        1,000   Aetna, Inc.                                          69,500
        4,700   Allstate Corp.                                      195,931
        1,400   American Express Co.                                108,675
        2,400   American Financial Group, Inc.                       77,700
        4,400   CIT Group, Inc. Cl. A                               112,750
        1,700   Fleet Financial Group, Inc.                         124,844
        1,100   Golden West Financial Corp. Delaware                 89,994
        1,200   PNC Bank Corp.                                       54,000
        1,600   Union Planters Corp.                                 80,400
                                                                    913,794
Health Care - 7.99%
        2,200   Johnson & Johnson                                   172,150
        1,100   Merck & Company, Inc.                               142,519
          900   Schering-Plough Corp.                                93,206
                                                                    407,875
Technology - 9.77%
        2,925   Cisco Systems, Inc.                                 180,802
        4,800   Diebold, Inc.                                       105,600
        2,700   HMT Technology Corp.                                 21,094
        1,900   Loral Space & Communications, Ltd.                   28,025
          900   Microsoft Corp.                                      99,056
        5,900   National Semiconductor Corp.                         57,156
        2,500   SCC Communications Corp.                              7,500
                                                                    499,233

Transportation & Services - 5.14%
        2,500   FDX Corp.                                           112,813
        7,500   Southwest Airlines Co.                              150,000
                                                                    262,813
Utilities - 2.80%
        2,600   GTE Corp.                                           143,000
Total Common Stocks                                               4,031,389


   FACE
  AMOUNT              DESCRIPTION                               MARKET VALUE

Repurchase Agreement - 16.15%
$  825,000 UMB Bank, n.a., 4.85%, due 10-1-98
             (Collateralized by U.S. Treasury Notes,
             5.875%, due 3-31-99)                                   825,000

Total Investments - 95.07%                                      $ 4,856,389

Other assets less liabilities - 4.93%                               252,090

Total Net Assets - 100.00%
	(equivalent to $9.91 per share;
        10,000,000 shares of $1.00 par value
        capital shares authorized;
        515,295 shares outstanding)                             $ 5,108,479

See accompanying Notes to Financial Statements.


AFBA Five Star
High Yield Fund

STATEMENT OF NET ASSETS
September 30, 1998 (unaudited)

  SHARES        COMPANY                                         MARKET VALUE

Common Stock - 0.17%
        1,022   Fedders Corp. Cl. A (non-voting)                $     4,727
Convertible Preferred Stocks - 16.40%
        1,000   Bethlehem Steel Corp., $3.50, 144A                   39,125
        1,000   Cyprus Amax Minerals Co., $4, Series A               41,250
        1,800   Freeport-McMoran Copper & Gold, Inc.,
                   dep. shrs. repstg. gold pfd.                      29,025
        4,200   ICO Holdings, Inc., dep. shrs. repstg. 1/4 pfd. cv.  76,125
        1,000   Kmart Financing I, 7.750% tr. cv. pfd. secs.         50,000
	1,300	Loral Space & Communications Ltd.,
                   6% 144A, Series C                                 57,850
	3,000	Tesoro Petroleum Corp., prem. income equity secs.-
                  pies. dep. shrs.                                   42,750
        1,000   TXI Capital Trust I, 5.50% trust pfd. sec.           32,250
	2,000	Union Pacific Capital Trust,
                  term income deferrable equity secs.                90,000
Total Convertible Preferred Stocks                                  458,375

   FACE
  AMOUNT         DESCRIPTION                                    MARKET VALUE

Corporate Bonds - 34.17%
$      45,000   Argosy Gaming Co.,
                  13.25% 1st. mtg. note, due 6-1-04                  47,925
       35,000   Callon Petroleum Co. Delaware,
                  10.00% sr. sub. note, due 12-15-01                 34,344
      111,000   CompUSA, Inc.,
                  9.50% gtd. sr. sub. note, due 6-15-00             110,445
      150,000   Frontier Oil Corp., 9.125% sr. note, due 2-15-06    140,250
        5,000   Giant Industries, Inc.,
                  9.75% gtd. sr. sub. note, due 11-15-03              5,025
       30,000   HS Resources, Inc.,
                  9.875% sr. sub. note, due 12-1-03                  29,400
       20,000   Kmart Corp., 8.25% note, due 1-1-22                  19,973
       25,000   Kmart Corp. Pass Thru Trust,
                  9.35% pass thru ctfs., Series 95 K-4, due 1-2-20   26,250
       44,000   Kmart Corp. Pass Thru Trust,
                  9.78% mortgage pass thru cfts., due 1-5-20         47,080
      125,000   Kaiser Aluminum & Chemical Corp.,
                  12.75% sr. sub. note, due 2-1-03                  123,125
        5,000   Nortek, Inc., 9.875% sr. sub. note, due 3-1-04        5,012
       30,000   Pilgrim's Pride Corp.,
                  10.875% sr. sub. note, due 8-1-03                  30,450
      125,000   Plains Resources, Inc.,
                  10.25% sr. sub. note, Series B, due 3-15-06       120,625
      125,000   Specialty Retailers, Inc.,
                  9.00% sr. sub. note, due 7-15-07                  111,875
       80,000   United Refining Co.,
                  10.75% sr. note, Series B, due 6-15-07             64,400
       50,000   Wiser Oil Co. Delaware,
                  9.50% sr. sub. note, due 5-15-07                   38,750

Total Corporate Bonds                                               954,929

Convertible Corporate Bonds - 32.92%
       15,000   Air & Water Technologies Corp.,
                  8.00% sub. deb., due 5-15-15                       11,906
       32,000   Allwaste, Inc., 7.25% sub. deb., due 6-1-14           9,280
       95,000   Argosy Gaming Co., 12.00% sub. note, due 6-1-01      94,644
      100,000   HMT Technology Corp., 5.75% sub. note, due 1-15-04   65,750
       45,000   Integrated Device Technology, Inc.,
                  5.50% sub. note, due 6-1-02                        30,600
      100,000   Intevac, Inc., 6.50% sub. note 144A, due 3-1-04      70,250
      125,000   Key Energy Group, Inc., 5.00% sub. note, due 9-15-04 77,812
      100,000   Lomak Petroleum, Inc., 6.00% sub. deb., due 2-1-07   79,000
       90,000   Micron Technology, Inc., 7.00% sub. note, due 7-1-04 83,588
       10,000   Moran Energy, Inc., 8.75% sub. deb., due 1-15-08      9,750
      100,000   National Semiconductor Corp.,
                  6.50% sub. note 144A, due 10-1-02                  88,500
       35,000   OHM Corp., 8.00% sub. deb., due 10-1-06              31,631
       70,000   Oryx Energy Co., 7.50% sub. deb., due 5-15-14        65,450
       50,000   Southern Mineral Corp., 6.875% deb., due 10-1-07     30,625
       82,000   Swift Energy Co., 6.25% sub. note, due 11-15-06      66,215
      110,000   VLSI Technology, Inc., 8.25% sub. note, due 10-1-05  95,425
       10,000   Weston (Roy F.), Inc., 7.00% sub. deb., due 4-15-02   9,363
Total Convertible Corporate Bonds                                   919,789

Repurchase Agreement - 15.57%
      435,000   UMB Bank, n.a., 4.85%, due 10-1-98
                  (Collateralized by U.S. Treasury Notes,
                  5.875%, due 3-31-99)                              435,000

Total Investments - 99.23%                                      $ 2,772,820

Other assets less liabilities - 0.77%                                21,631

Total Net Assets - 100.00%
	(equivalent to $9.65 per share;
        10,000,000 shares
        of $1.00 par value capital shares authorized;
        289,698 shares outstanding)                             $ 2,794,451

See accompanying Notes to Financial Statements.


AFBA Five Star
USA GLOBAL Fund

STATEMENT OF NET ASSETS
September 30, 1998 (unaudited)

  SHARES        COMPANY                                          MARKET VALUE

Common Stocks - 63.69%
Basic Materials - 1.00%
        1,200   Praxair, Inc.                                   $    39,225

Capital Goods - 6.42%
        2,200   Air Products & Chemicals, Inc.                       65,450
        1,200   Boeing Co.                                           41,175
        1,600   Rockwell International Corp.                         57,800
        2,500   Teleflex, Inc.                                       87,500
                                                                    251,925

Consumer Cyclical - 3.78%
        6,900   Interface, Inc. Cl. A                                82,800
        1,500   Lear Corp.                                           65,625
                                                                    148,425

Consumer Staples - 12.69%
        2,000   Bestfoods, Inc.                                      96,875
          800   Coca-Cola Co.                                        46,100
          600   Gillette Co.                                         22,950
        2,100   McDonald's Corp.                                    125,344
        2,000   Sara Lee Corp.                                      108,000
        1,300   Wrigley, (Wm.) Jr. Co.                               98,719
                                                                    497,988

Energy - 5.73%
        1,300   McDermott International, Inc.                        35,019
          500   McDermott (J. Ray) SA                                23,500
        1,100   Mobil Corp.                                          83,531
          600   Pride International, Inc.                             4,800
        1,100   Texaco, Inc.                                         68,956
          900   Triton Energy Ltd.                                    8,944
                                                                    224,750
Financial - 1.45%
        2,000   AFLAC, Inc.                                          57,125

Health Care - 11.33%
        1,000   American Home Products Corp.                         52,375
        1,000   Bristol Myers-Squibb                                103,875
        1,700   Johnson & Johnson                                   133,025
        1,500   Schering-Plough Corp.                               155,344
                                                                    444,619

Technology - 21.29%
        2,000   AMP, Inc.                                            71,500
        2,500   Analog Devices, Inc.                                 40,156
          200   Applied Materials, Inc.                               5,050
        1,250   Applied Micro Circuits Corp.                         18,594
        2,400   Cisco Systems, Inc.                                 148,350
        1,600   Hewlett-Packard Co.                                  84,700
        6,500   HMT Technology Corp.                                 50,781
        3,900   Integrated Device Technology, Inc.                   20,719
          500   Intel Corp.                                          42,875
        4,500   Intevac, Inc.                                        32,062
          700   Microsoft Corp.                                      77,044
          700   Motorola, Inc.                                       29,881
        2,600   National Semiconductor Corp.                         25,187
        2,500   OSI Systems, Inc.                                    19,063
        2,100   Seagate Technology                                   52,631
        2,000   SED International Holdings, Inc.                     10,125
        1,500   Thermoquest Corp.                                    14,625
        8,600   Western Digital Corp.                                92,450
                                                                    835,793
Total Common Stocks                                               2,499,850

  FACE
 AMOUNT         DESCRIPTION                                     MARKET VALUE

Repurchase Agreement - 34.02%
$ 1,335,000     UMB Bank, n.a., 4.85%, due 10-1-98
                  (Collateralized by U.S. Treasury Notes,
                   5.875%, due 3-31-99)                           1,335,000

Total Investments - 97.71%                                      $ 3,834,850

Other assets less liabilities - 2.29%                                89,858

Total Net Assets - 100.00%
   (equivalent to $9.72 per share;
   10,000,000 shares of $1.00 par value
   capital shares authorized;
   403,818 shares outstanding)       $ 3,924,708

See accompanying Notes to Financial Statements.


STATEMENT OF ASSETS
AND LIABILITIES

September 30, 1998 (unaudited)

                                                    BALANCED      EQUITY       HIGH YIELD     USA GLOBAL
                                                    FUND          FUND         FUND           FUND
ASSETS:
  Investments, at value (identified cost
    $4,299,059, $5,229,547, $3,015,446
    and $4,129,831, respectively)                 $ 3,770,993   $ 4,856,389   $ 2,772,820   $ 3,834,850
  Cash                                                    -             320           176          -
  Dividends receivable                                  6,271         6,829           876         2,239
  Interest receivable                                  33,371          -           46,071          -
  Receivable for investments sold                        -          244,941          -           88,701

    Total assets                                    3,810,635     5,108,479     2,819,943     3,925,790

LIABILITIES AND NET ASSETS:
  Cash overdraft                                       45,155          -             -            1,082
  Payable for investments purchased                    50,983          -           25,492          -
    Total liabilities                                  96,138          -           25,492         1,082

NET ASSETS                                       $  3,714,497   $ 5,108,479   $ 2,794,451   $ 3,924,708

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)    $  4,195,414   $ 5,734,312   $ 3,027,296   $ 4,285,046
  Accumulated undistributed net investment
    income                                              8,328         4,881         9,019         3,212
  Accumulated undistributed net realized gain
    (loss)
    on investment transactions                         38,821      (257,556)          762       (68,569)
  Net unrealized depreciation in
    value of investments                             (528,066)     (373,158)     (242,626)     (294,981)

NET ASSETS APPLICABLE TO OUTSTANDING SHARES      $  3,714,497   $ 5,108,479   $ 2,794,451   $ 3,924,708

Capital shares, $1.00 par value
  Authorized                                       10,000,000    10,000,000    10,000,000    10,000,000

  Outstanding                                         378,399       515,295       289,698       403,818

NET ASSET VALUE PER SHARE                        $       9.82   $      9.91   $      9.65   $      9.72

See accompanying Notes to Financial Statements.

STATEMENTS
OF OPERATIONS

Six Months Ended September 30, 1998 (unaudited)

                                                                  BALANCED       EQUITY    HIGH YIELD   USA GLOBAL
                                                                    FUND          FUND        FUND         FUND
INVESTMENT INCOME:
  Income:
    Dividends                                                   $   22,416   $   25,462   $   11,135   $   14,850
    Interest                                                        60,182       20,101       66,545       20,509
                                                                    82,598       45,563       77,680       35,359

  Expenses (Note 2):
    Management fees                                                 16,318       24,358       11,505       17,876
    Registration fees and expenses                                  12,668       12,564       12,734       12,563
                                                                    28,986       36,922       24,239       30,439
      Net investment income                                         53,612        8,641       53,441        4,920

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) from investment transactions
    (excluding repurchase agreements):
    Proceeds from sales of investments                             444,943    1,705,225       51,000      296,814
    Cost of investments sold                                       414,808    1,964,944       59,090      326,035
      Net realized gain (loss) from sales of investments            30,135     (259,719)      (8,090)     (29,221)
      Gain from option contracts written                              -           3,090         -            -
        Net realized gain (loss) from investment transactions       30,135     (256,629)      (8,090)     (29,221)
  Unrealized depreciation on investments:
    Beginning of period                                             78,079      256,370       18,251      182,301
    End of period                                                 (528,066)    (373,158)    (242,626)    (294,981)
    Increase in net unrealized depreciation on investments        (606,145)    (629,528)    (260,877)    (477,282)
      Net loss on investments                                     (576,010)    (886,157)    (268,967)    (506,503)
      Decrease in net assets resulting from operations          $ (522,398)  $ (877,516)  $ (215,526)  $ (501,583)

See accompanying Notes to Financial Statements.


STATEMENTS OF CHANGES
IN NET ASSETS

                                                                                BALANCED FUND
                                                                                SIX MONTHS ENDED         FOR THE PERIOD FROM
                                                                                SEPTEMBER 30, 1998       JUNE 3, 1997 (INCEPTION)
                                                                                (unaudited)              TO MARCH 31, 1998
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                                         $     53,612             $     26,722
  Net realized gain (loss) from investment transactions                               30,135                   12,060
  Net unrealized appreciation (depreciation) of investments during the period       (606,145)                  78,079
    Net increase (decrease) in net assets resulting from operations                 (522,398)                 116,861

DISTRIBUTIONS TO SHAREHOLDERS FROM:**
  Net investment income                                                              (47,960)                 (24,099)
  Net realized gain from investment transactions                                        -                      (3,374)
  In excess of realized gains                                                           -                         -
    Total distributions to shareholders                                              (47,960)                 (27,473)

INCREASE FROM CAPITAL SHARE TRANSACTIONS:*
  Proceeds from shares sold                                                        3,150,951                1,510,881
  Net asset value of shares issued for reinvestment
    of distributions                                                                  46,168                   25,275
                                                                                   3,197,119                1,536,156
  Cost of shares repurchased                                                        (617,369)                 (20,492)
    Net increase from capital share transactions                                   2,579,750                1,515,664
      Total increase in net assets                                                 2,009,392                1,605,052

NET ASSETS:
  Beginning of period                                                              1,705,105                  100,053
  End of period (including undistributed net investment income
   of $8,328, $4,881, $9,019 and $3,212, respectively)                          $  3,714,497             $  1,705,105

*Shares issued and repurchased:
  Number of shares sold                                                              279,660                  139,198
  Number of shares issued for reinvestment of distributions                            4,453                    2,331
  Number of shares repurchased                                                       (55,372)                  (1,871)
    Net increase                                                                     228,741                  139,658

**Distributions to shareholders:
   Income dividends per share                                                   $      .1400            $       .2343
   Capital gains distribution per share                                         $      -                $       .0357

(STATEMENTS OF CHANGES
IN NET ASSETS continued)


              EQUITY FUND                                  HIGH YIELD FUND                        USA GLOBAL FUND

SIX MONTHS               FOR THE PERIOD        SIX MONTHS       FOR THE PERIOD            SIX MONTHS          FOR THE PERIOD
ENDED                    FROM                  ENDED            FROM                      ENDED               FROM
SEPTEMBER 30,            JUNE 3, 1997          SEPTEMBER 30,    JUNE 3, 1997              SEPTEMBER 30,       JUNE 3, 1997
1998                    (INCEPTION)            1998             (INCEPTION)               1998                (INCEPTION)
(unaudited)             TO MARCH 31,           (unaudited)      TO MARCH 31,              (unaudited)         TO MARCH 31,
                        1998                                        1998                                          1998
 $      8,641           $     16,155           $     53,441           $     31,743        $        4,920         $       16,295
     (256,629)                14,372                 (8,090)                 8,991               (29,221)               (39,084)
     (629,528)               256,370               (260,877)                18,251              (477,282)               182,301
     (877,516)               286,897               (215,526)                58,985              (501,583)               159,512

       (8,784)               (11,184)               (46,991)               (29,227)               (6,961)               (11,095)
          -                  (14,372)                   -                     (139)                  -                      -
         -                      (927)                   -                      -                     -                     (264)
       (8,784)               (26,483)               (46,991)               (29,366)               (6,961)               (11,359)

    3,071,239              3,321,890              1,740,840              1,244,279             1,634,581              2,825,803

        8,707                 26,084                 44,575                 26,676                 6,880                 11,160
    3,079,946              3,347,974              1,785,415              1,270,955             1,641,461              2,836,963
     (676,983)              (116,625)              (124,027)                (5,041)             (153,379)              (139,999)

    2,402,963              3,231,349              1,661,388              1,265,908             1,488,082              2,696,964
    1,516,663              3,491,763              1,398,871              1,295,527               979,538              2,845,117

    3,591,816                100,053              1,395,580                100,053             2,945,170                100,053

 $  5,108,479           $  3,591,816           $  2,794,451           $  1,395,580        $    3,924,708         $    2,945,170


      267,370                303,234                165,888                119,303               153,956                265,844
          758                  2,466                  4,447                  2,558                   648                  1,116
      (57,976)               (10,557)               (12,014)                  (484)              (14,490)               (13,256)
      210,152                295,143                158,321                121,377               140,114                253,704

 $      .0200           $      .0465           $      .1800           $      .3184         $       .0200         $        .0498
 $         -            $      .0635           $        -             $      .0016         $         -           $        .0012

See accompanying Notes to Financial Statements.


1. SIGNIFICANT ACCOUNTING POLICIES:

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company of the series type. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation - Corporate stocks, bonds and options traded on a national securities exchange or national market are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the closing bid and asked price is used.

Securities which are traded over-the-counter are priced at the mean between the latest bid and asked price. Securities not currently traded are valued at fair value as determined by the Board of Directors.

B. Federal and State Taxes - The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and therefore, no provision for federal or state tax is required.

C. Other - Security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

2. MANAGEMENT FEES:

Management fees are paid to AFBA Investment Management Company at the rate of 1% per annum of the average daily net asset values of the Fund for services which include administration, and all other operating expenses of the Fund except the cost of acquiring and disposing of portfolio securities, the taxes, if any, imposed directly on the Fund and its shares and the cost of qualifying the Funds' shares for sale in any jurisdiction. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc.

3. INVESTMENT TRANSACTIONS:

Investment transactions for the period ended September 30, 1998, (excluding maturities of short-term commercial notes and repurchase agreements) are as follows:

Balanced Fund
	Purchases		$	3,132,834
        Proceeds from sales               444,943
Equity Fund
	Purchases		$	3,407,411
        Proceeds from sales             1,705,225
High Yield Fund
	Purchases		$	1,815,542
        Proceeds from sales                51,000
USA Global Fund
	Purchases		$	1,016,361
Proceeds from sales                       296,814

4. COVERED CALL OPTIONS:

There were no outstanding covered call options as of September 30, 1998. Transactions in call options written for the period ended September 30, 1998, were as follows:

                                        Number of       Premium
                                        Contracts       Amount
Equity Fund
Balance at March 31, 1998                  -          $  -
Opened                                     12          3,090
Closing buys                              (12)        (3,090)
Balance at September 30, 1998              -          $  -


This report has been prepared for the information of the Shareholders of the AFBA Five Star Fund, and is not to be construed as an offering of the shares of the Fund. Shares of the Fund are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


AFBA Five Star Fund^sm

AFBA Five Star Balanced Fund
AFBA Five Star Equity Fund
AFBA Five Star High Yield Fund
AFBA Five Star USA Global Fund

[AFBA LOGO]
"In honor of General Eisenhower, our founder."

AFBA
Five Star
Fund^sm

AFBA Investment Management Company
909 N. Washington Street
Alexandria, Virginia 22314
1-800-243-9865

Shareholder Inquiries 1-888-578-2733

JB17E-1                         11/98